                                                                    Exhibit 99a


================================================================================

================================================================================






                             FIRST UNION REAL ESTATE
                         EQUITY AND MORTGAGE INVESTMENTS
                                 AS THE BORROWER

                          FIRST UNION MANAGEMENT, INC.
                            AS THE MANAGEMENT COMPANY

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                                       AND

                               NATIONAL CITY BANK
                             AS ADMINISTRATIVE AGENT



                              ---------------------

                                 AMENDMENT NO. 2
                                   DATED AS OF
                                JANUARY 8, 1999
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                   DATED AS OF
                                NOVEMBER 1, 1997

                              ---------------------




================================================================================

================================================================================

                                 AMENDMENT NO. 2
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 2, dated as of January 8, 1999 ("THIS AMENDMENT"), among FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, a real estate investment trust organized under the laws of Ohio (herein, together with its successors and assigns, the "BORROWER"); FIRST UNION MANAGEMENT, INC., a Delaware corporation (herein, together with its successors and assigns, the "Management Company"); the financial institutions listed on the signature pages hereof (the "LENDERS"); and NATIONAL CITY BANK, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Management Company, the Lenders named therein and the Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of November 1, 1997, as amended by Amendment No. 1 thereto ("AMENDMENT NO. 1"), dated as of June 15, 1998 (as so amended and in effect prior to the effective date of this Amendment, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) Pursuant to Amendment No. 1, the Credit Agreement was modified in certain respects, including provisions to the effect that the termination of the Total Commitment which occurred on May 26, 1998 as a result of a Change of Control on that date was not to be given effect until November 26, 1998. The Borrower has now made changes in its business plan and senior management such that the Lenders are now willing to modify the Credit Agreement as requested by the Borrower so that the termination of the Total Commitment which was to be given effect November 26, 1998, shall not be given effect until June 30, 1999.

         (3) The Borrower and the Management Company have requested the Lenders and the Administrative Agent to amend certain of the provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.        AMENDMENTS.

         1.1. FURTHER TEMPORARY DEFERRAL OF CONSEQUENCES OF CHANGE OF CONTROL.
(a) With retroactive effect to May 26, 1998, section 3.3(b) of the Credit Agreement is amended to change the date in the PROVISO thereto from "November 26, 1998" to "June 30, 1999", with the result that, as so amended, such section 3.3(b) reads in its entirety as follows:

                  (b) The Total Commitment (and the Commitment of each Lender) shall terminate on the earlier of (x) the Maturity Date or (y) the date on which a Change of Control occurs; PROVIDED, HOWEVER, that the termination of the Total Commitment (and the Commitment of each Lender) which occurred on May 26, 1998 by reason of the Change in Control arising from the change in the composition of the Borrower's Board of Trustees on that date shall not be given effect until June 30, 1999.

         (b) With retroactive effect to May 26, 1998, section 4.2(c) of the Credit Agreement is amended by changing the date "November 26, 1998" which appears in the last paragraph thereof to "June 30, 1999", with the result that, as so amended, section 4.2(c) reads in its entirety as follows:

                  (c) On the date on which a Change of Control occurs the then outstanding principal amount of all Loans, if any, shall become due and payable and shall be prepaid in full, and the Borrower shall contemporaneously either (i) cause all outstanding Letters of Credit to be surrendered for cancellation (any such Letters of Credit to be replaced by letters of credit issued by other financial institutions), or (ii) pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to 100% of the Letter of Credit Outstandings and the Administrative Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent and the Borrower (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent and the Borrower until the proceeds are applied to the secured obligations).

                  Notwithstanding the foregoing, the Borrower may defer until June 30, 1999 its obligation to prepay the Loans and take the other actions specified above, which obligation was triggered on May 26, 1998 by the Change in Control on that date arising from the change in the composition of the Borrower's Board of Trustees. This sentence shall not be construed to postpone any other prepayment or actions which may become obligatory by reason of the occurrence of any other Change of Control.

         1.2. PRICING CHANGE. (a) Section 1.8(a) of the Credit Agreement is amended to add a margin of 50 basis points to the interest rate provided for therein, with the result that, as so amended, section 1.8(a) of the Credit Agreement reads in its entirety as follows:

                  (a) The unpaid principal amount of each Loan which is a Base Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum equal to the Base Rate in effect from time to time PLUS 50 basis points.

         (b) Section 1.8(b) of the Credit Agreement is amended to increase the interest rate margin on Eurodollar Loans provided for therein from 200 to 300 basis points per annum.

         (c) Section 1.8(c) of the Credit Agreement is amended to increase the margin specified therein from 2.25% to 2.75%.

         (d) All Loans outstanding on or after November 12, 1998 shall reflect the addition of a margin, or the increase in the margin applicable thereto, provided for in section 1.2(a), (b) and (c) of this Amendment, as applicable, for all periods from and after November 12, 1998.

         (e) Section 3.1(b) of the Credit Agreement is amended to increase the rate of the Letter of Credit Fees from 2.00% per annum to 3.00% per annum. Such increase shall be effective for all periods from and after November 12, 1998.

         1.3. REDUCTION OF TOTAL COMMITMENT. Effective as of the effective date of this Amendment, the Total Commitment is permanently reduced to $110,000,000 and the Commitments of the respective Lenders shall be permanently reduced to the following amounts:


LENDER                                                     COMMITMENT
--------------------------------                           ----------
National City Bank                                         $26,400,000
Bankers Trust Company                                      $22,000,000
KeyBank National Association                               $22,000,000
The Huntington National Bank                               $17,600,000
Mellon Bank, N. A.                                         $13,200,000
First Merit Bank                                           $8,800,000

          TOTAL COMMITMENT                                 $110,000,000
-------------------------------------------------------------------------------


         1.4. USE OF PROCEEDS. Section 6.14 of the Credit Agreement is amended by adding the following at the end thereof:

         Notwithstanding the foregoing, no proceeds of any Credit Event hereunder shall be used by the Borrower directly or indirectly to repay or prepay any other Indebtedness for Borrowed Money of the Borrower, the Management Company or any of their Subsidiaries, exclusive of proceeds of one or more Letters of Credit in the aggregate face amount of up to U.S.$8,000,000 which are expected to be issued to support Indebtedness for Borrowed Money of Imperial Parking Limited.

         1.5. DEFINITION OF NET INCOME. The definition of the term Net Income contained in section 10.1 of the Credit Agreement is amended to, among other things, change the last paragraph thereof, with the result that, as so amended, such definition reads in its entirety as follows:

                  "NET INCOME" or the "BORROWER'S NET INCOME" means the net income of the Borrower, the Management Company and their Subsidiaries, as computed on a combined basis in accordance with GAAP, as reported in the Borrower's most recent combined financial statements included in the report on Form 10-Q or 10-K, as filed with the SEC; PROVIDED that there shall be excluded from such net income (i) all items of gain or loss which are properly classified as extraordinary in accordance with GAAP; and (ii) all earnings attributable to minority interests accounted for by the equity method of accounting, except to the extent such earnings are actually distributed to the Borrower, the Management Company and their Subsidiaries.

                  Without duplication of any exclusions made pursuant to the PROVISO to the preceding sentence, in the case of any determination of such net income for any period

                           (i) which includes the Borrower's fiscal quarter
                  ended March 31, 1998, there shall be excluded from such net income the extraordinary or non-recurring charges or expenses during such quarter consisting of approximately $931,000 for proxy and legal expenses;

                           (ii) which includes the Borrower's fiscal quarter
                  ended June 30, 1998, there shall be excluded from such net income the extraordinary or non-recurring charges or expenses during such quarter consisting of (1) termination of Jim Mastandrea, in the amount of approximately $3,450,000, (2) accrual for vesting of restricted shares, in the amount of approximately $4,950,000, (3) First Union legal and proxy costs, in the amount of approximately $1,060,000, (4) other First Union professional fees, in the amount of approximately $1,855,000, (5) extraordinary trustee fees, in the amount of approximately $250,000, (6) Gotham legal and proxy costs, in the amount of approximately $3,100,000, (7) reserve for loss on property acquisition contract, in the amount of approximately $2,250,000, and (8) reserve for bank and other fees, in the amount of approximately $1,100,000;

                           (iii) which includes the Borrower's fiscal quarter
                  ended September 30, 1998, there shall be excluded from such net income the extraordinary or non-recurring charges or expenses during such quarter consisting of (1) approximately $3,692,000 for severance payments, and (2) approximately $1,825,000 for extraordinary legal, consulting or other professional fees;

                           (iv) which includes the Borrower's fiscal quarter
                  ended December 31, 1998, or any subsequent fiscal quarter, there shall be excluded from such net income

                                    (A) the extraordinary or non-recurring
                           charges or expenses during such quarter for employee severance, retention or recruitment payments, but only to the extent that (1) the aggregate amount thereof for any such fiscal quarter does not exceed $2,500,000, and (2) the aggregate amount thereof for the fiscal quarter ended December 31, 1998 and all subsequent fiscal quarters does not exceed $6,300,000;

                                    (B) the extraordinary or non-recurring
                           charges or expenses incurred or accrued during such quarter for fees and expenses incurred in the modification of the terms of, or prepayment or similar charges incurred in connection with the prepayment of, the Indebtedness for Borrowed Money of the Borrower and its Subsidiaries and Imperial Parking Limited, but only to the extent that (1) the aggregate amount thereof for the fiscal quarter ended December 31, 1998 does not exceed $1.045,000, and (2) the aggregate amount thereof for all fiscal quarters subsequent thereto does not exceed $2,250,000; and

                                    (C) the extraordinary or non-recurring
                           charges or expenses incurred or accrued during such quarter for extraordinary legal, consulting or other professional fees, including fees related to the Borrower's contemplated rights offering, but only to the extent that (1) the aggregate amount thereof for any such fiscal quarter does not exceed $3,425,000, and (2) the aggregate amount thereof for the fiscal quarter ended December 31, 1998 and all subsequent fiscal quarters does not exceed $5,675,000; and

                           (v) such net income shall be adjusted to give effect
                  to (A) the Borrower's adoption of EITF 98-9 and the pro forma adjustment to always give effect to a full 4 fiscal quarters of overage rents, and (B) an elimination of any expense, reduction of expense or other adjustment in any fiscal quarter relating to any non-cash foreign currency mark-to-market expense or adjustment.

         1.6. FINANCIAL COVENANTS---DEBT SERVICE COVERAGE RATIO. The covenant contained in section 7.16(b) of the Credit Agreement is amended to read in its entirety as follows:

                  (b) DEBT SERVICE COVERAGE RATIO. The Borrower shall at all times maintain a ratio, determined on a combined basis for the Borrower, the Management Company and their Subsidiaries, determined as of the most recently ended fiscal quarter of the Borrower, of (i) EBITDA for the four consecutive fiscal quarters ended with such fiscal quarter TO (ii) the aggregate amount of all regularly scheduled payments of principal (other than balloon payments) and interest on Indebtedness for Borrowed Money for such four consecutive fiscal quarter period, of not less than 1.40 to 1.00 for the period ending June 30, 1998 or for any period ending thereafter; PROVIDED, that for purposes of clause (ii) above, in determining the amount of interest expense on any Indebtedness for Borrowed Money, such amount shall be adjusted so as to eliminate the effect of any increase in the interest rate margin, or any increase from the original rate of interest with respect to any fixed rate Indebtedness, if such increase first became effective after May 26, 1998.

         1.7. FINANCIAL COVENANTS---INTEREST COVERAGE RATIO. The covenant contained in section 7.16(c) of the Credit Agreement is amended to read in its entirety as follows:

                  (c) INTEREST COVERAGE RATIO. The Borrower shall at all times maintain a ratio, determined on a combined basis for the Borrower, the Management Company and their Subsidiaries, determined as of the most recently ended fiscal quarter of the Borrower, of (i) EBITDA for the four consecutive fiscal quarters ended with such fiscal quarter TO (ii) the aggregate amount of all interest for such period on Indebtedness for Borrowed Money, of not less than 1.50 to 1.00 for the period ended June 30, 1998 or for any period ending thereafter; PROVIDED, that for purposes of clause (ii) above, in determining the amount of interest expense on any Indebtedness for Borrowed Money, such amount shall be adjusted so as to eliminate the effect of any increase in the interest rate margin, or any increase from the original rate of interest with respect to any fixed rate Indebtedness, if such increase first became effective after May 26, 1998.

         1.8. FINANCIAL COVENANTS---ADJUSTED NET WORTH. Section 7.16(d) of the Credit Agreement is amended by adding the following at the end thereof:

         Notwithstanding the foregoing, the foregoing amount (as it may be increased from time to time as provided above) shall also be reduced, but not below $100,000,000, by the amount of any downward adjustments to Adjusted Net Worth made for any write-down in the carrying value of any specific assets which is made subsequent to September 30, 1998 in accordance with the requirements of GAAP. The Borrower will promptly advise the Lenders in writing of the date, amount and identity of assets involved in any such write-down.

         1.9. MATURITY. The definition of the term Maturity Date in section 10.1 of the Credit Agreement is amended to read in its entirety as follows:

                  "MATURITY DATE" means August 11, 1999 or such earlier date on which the Total Commitment is terminated as herein provided.

         1.10. NO ADDITIONAL MORTGAGED PROPERTIES OR SUBSTITUTE MORTGAGED PROPERTIES. Section 7.17 of the Credit Agreement is amended to add the following at the end thereof:

         Notwithstanding the foregoing provisions of this section 7.17 or any other provisions of this Agreement, from and after November 1, 1998, the Borrower shall not be permitted to exercise any right to add any Additional Mortgaged Property or to substitute any Substitute Mortgaged Property.

         1.11. MANDATORY PREPAYMENT OF LOANS. Existing paragraph (d) of section
4.2 of the Credit Agreement is redesignated as paragraph (e), and new paragraph
(d) is added to section 4.2 of the Credit Agreement, reading in its entirety as follows:

                  (d) Not later than one Business Day following the date of receipt of any cash proceeds from the sale or other disposition of any Mortgaged Property, an amount, conforming to the requirements as to the amount of partial prepayments contained in section 4.1, at least equal to 100% of such cash proceeds (net of fees and expenses of the transaction) then received from such sale or disposition shall be applied as a mandatory prepayment of principal of the outstanding Loans.

         1.12. MANDATORY REDUCTION OF TOTAL COMMITMENT. New paragraphs (c) and
(d) are added to section 3.3 of the Credit Agreement, reading in their entirety as follows:

                  (c) If as of any date specified below the Total Commitment has not otherwise been permanently reduced to not more than the amount specified below for such date, the Total Commitment shall be automatically and permanently reduced, without premium or penalty, on each of the dates specified below to the amount specified for such date:



DATE                                  TOTAL COMMITMENT
--------------                        ----------------
March 17, 1999                        $80,000,000
May 17, 1999                          $50,000,000

         Any such reduction shall apply to proportionately and permanently reduce the Commitment of each of the Lenders.

                  (d) The Total Commitment shall be permanently reduced, without premium or penalty, at the time that any mandatory prepayment of Loans would be made pursuant to section 4.2(d) if Loans were then outstanding in the full amount of the Total Commitment then in effect, in an amount equal to the prepayment of principal of Loans which would be required to be made in such circumstance. Any such reduction shall apply to proportionately and permanently reduce the Commitment of each of the Lenders. The Borrower will provide at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the

         Lenders), of any reduction of the Total Commitment pursuant to this section 3.3(d), specifying the date and amount of the reduction.

         1.13. ADDITIONAL REPORTING. Section 7.1(a) of the Credit Agreement is amended by adding the following at the end thereof:

         Without limitation of the foregoing, any such Compliance Certificate delivered after November 1, 1998 shall include a certification on behalf of the Borrower, the truth and accuracy of which shall constitute a representation and warranty hereunder, (i) to the effect that neither the Borrower nor any of its Subsidiaries has granted or otherwise created any Lien on any of its properties or assets as security or collateral for the Borrower's bridge loans outstanding under the Fixed Rate Loan Agreements, dated as of August 11, 1998, as amended, or any other unsecured Indebtedness for Borrowed Money, and
         (ii) describing in reasonable detail the use of proceeds realized from the incurrence of Non-Recourse Debt, or any refinancing or refunding of any Indebtedness, effected during the fiscal period to which such Compliance Certificate relates.

         1.14. MANAGEMENT COMPANY. Section 8.2 of the Credit Agreement is amended by adding the following at the end thereof:

                  Notwithstanding anything contained in this Agreement to the contrary, but subject to section 8.8 hereof, the Management Company and its Subsidiaries shall be permitted to sell all or substantially all of its Property and/or to terminate its management and/or leasing arrangements with the Borrower and its Subsidiaries.

         1.15. DISTRIBUTIONS, ETC. Section 8.3(d) of the Credit Agreement is deleted in its entirety from the Credit Agreement, and section 8.3(a) of the Credit Agreement is amended to read in its entirety as follows:

                  (a) From and after November 1, 1998, (i) the Borrower will not declare or pay any cash dividends or other Distributions of any kind on any Securities of any class in its capital, EXCEPT that the Borrower may (A) make such cash dividends or other Distributions (including Distributions of capital stock of the Borrower) of net income and/or net taxable gains as may be necessary to preserve the Borrower's Federal income tax status and qualification as a REIT if at least five Business Days prior to the declaration of any such Distribution, the Borrower shall have delivered to the Administrative Agent a certification from the Borrower's independent public accounting firm or other evidence acceptable to the Administrative Agent confirming the necessity of such Distribution to the preservation of the Borrower's Federal income tax status and qualification as a REIT, (B) declare and make regularly scheduled Distributions with respect to its Series A Preferred Shares of Beneficial Interest, if at the time of declaration thereof no Event of Default is in existence hereunder or would result therefrom (unless such declaration and payment is required for the preservation of the Borrower's Federal income tax status and qualification as a REIT and the Borrower has provided to the Administrative Agent at least five Business Days prior to the declaration a certification from the Borrower's independent public accounting firm or other evidence acceptable to the Administrative Agent confirming the necessity of such Distribution for such purpose), and (C) make Distributions to holders of its shares of beneficial interest consisting of rights to purchase additional shares of beneficial interest; (ii) the Borrower will not, and will not permit any of its Subsidiaries, the Management Company, or any of the Management Company's Subsidiaries to, purchase or otherwise acquire any Securities of any class in the

         Borrower's capital, EXCEPT that if no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower may make provisions for cash payments for the extinguishment of option rights in connection with the severance of employment of persons who hold options covering shares of the Borrower's capital stock (which provisions for cash payments shall be consistent in amount with the limitations contained in the definition of the term Net Income); and
         (iii) the Borrower will not, and will not permit any of the Borrower's Subsidiaries, the Management Company or any of the Management Company's Subsidiaries to, purchase or otherwise acquire any Securities of any class in the Management Company's capital.

         1.16. INDEBTEDNESS. A new section 8.5(c) is added to the Credit Agreement, reading in its entirety as follows:

                  (c) Notwithstanding anything to the contrary contained in the above provisions of this section 8.5, from and after November 1, 1998,

                           (i) the Borrower will not incur, create or assume any
                  additional Indebtedness (other than the Obligations hereunder), or permit any of its Subsidiaries to incur, create or assume any additional Indebtedness (other than intercompany loans and advances in the ordinary course of business), or to guarantee any existing or additional Indebtedness, EXCEPT that if no Event of Default shall have occurred and be continuing, or would result therefrom, (A) the Borrower and its Subsidiaries may incur, create, refinance or refund any Non-Recourse Debt if (x) the loan to value ratio of the Non-Recourse Debt so created or incurred or resulting from such a refunding or refinancing is greater than 70%, based on a recent appraisal of the property and improvements which constitute security therefor, and (y) any net proceeds realized by the Borrower and its Subsidiaries therefrom are applied to the prepayment or other retirement of other Indebtedness of the Borrower and its Subsidiaries (other than other Non-Recourse Debt on unrelated properties); (B) the Borrower and its Subsidiaries may refinance or refund any existing Indebtedness (other than Non-Recourse Debt), if the outstanding principal amount thereof is not increased, the weighted average life to maturity thereof is not shortened, any existing collateral therefor is not extended to other property of the Borrower or any of its Subsidiaries, and in the event any such existing Indebtedness to be refinanced or refunded has been subordinated to any other Indebtedness, the Indebtedness resulting from such refinancing or refunding is similarly subordinated; and (C) the Borrower may incur additional unsecured Indebtedness for Borrowed Money in an aggregate principal amount not in excess of $5,000,000 outstanding at any time if such Indebtedness is subordinated to the Obligations pursuant to a written instrument or agreement satisfactory in form and substance to the Required Lenders; and

                           (ii) the Management Company will not, and will not
                  permit any of its Subsidiaries to, incur, create or assume any additional Indebtedness, or to guarantee any existing or additional Indebtedness, OTHER than (A) additional intercompany loans and advances, and in the case of Imperial Parking Limited only, additional loans and extensions of credit under or as contemplated by the Canco Credit Agreement, which in each case referred to in this clause (ii) is incurred only in the ordinary course of business and only for working capital requirements (including capital expenditures required to maintain property or reasonably required to maximize the value of presently owned property upon a prompt sale thereof), and (B) a guaranty by First Union Management

                  Investments, Inc. of the obligations of Imperial Parking Limited and associated Canadian companies, which was previously agreed to be provided.

         1.17. LIENS. Section 8.7 of the Credit Agreement is amended by adding the following at the end thereof:

                  Notwithstanding anything to the contrary contained in this Agreement, from and after November 1, 1998, the Borrower will not, and will not permit any Subsidiary to, grant or otherwise create any Lien on any of its properties or assets as security or collateral for the Borrower's bridge loans outstanding under the Fixed Rate Loan Agreements, dated as of August 11, 1998, as amended, or any other unsecured Indebtedness for Borrowed Money.

                  At its expense, the Borrower will, on not more than two occasions after November 1, 1998, promptly and in any event within 30 days following receipt of written notice from the Administrative Agent requiring it to do so (which notice will only be given by the Administrative Agent if so requested by two or more Lenders who, in good faith, deem that the following actions are necessary or appropriate), (i) deliver to the Administrative Agent a certified list and description, in reasonable detail, of all of the assets and properties of the Borrower and its Subsidiaries which are not encumbered by a mortgage, deed of trust, similar instrument, or Uniform Commercial Code security interest, (ii) obtain from one or more nationally recognized title insurance companies, and deliver to the Administrative Agent and each of the Lenders, full and complete title, lien, judgment and Uniform Commercial Code searches and reports, or updates of searches and reports previously so delivered, in either case including copies of all instruments creating liens, encumbrances or otherwise affecting title, with respect to all of the properties and assets (including leaseholds in real property) of the Borrower and its Subsidiaries located in the United States which are referred to in such certified list and description, including, in addition, Uniform Commercial Code search reports (or updates of reports previously so delivered) for any filings against the Borrower or any Subsidiary in each jurisdiction within the United States in which the Borrower or any Subsidiary conducts any business. If the Borrower shall fail to timely deliver any such materials, the Administrative Agent may itself order and obtain, and distribute to the Lenders copies of, such title, lien, judgment and Uniform Commercial Code searches and reports as the Administrative Agent reasonably believes should have been so obtained by the Borrower and delivered to the Administrative Agent and the Lenders. The Borrower will, upon demand, reimburse the Administrative Agent for all costs and expenses incurred by the Administrative Agent as contemplated by the preceding sentence, it being understood that the Administrative Agent may require any such reimbursement to be made in advance on an estimated basis.

         1.18. SALES OF ASSETS, ETC. Section 8.8 of the Credit Agreement is amended to, among other things, eliminate references to Additional Properties and Substitute Properties, with the result that as so amended section 8.8 of the Credit Agreement reads in its entirety as follows:

                  8.8. SALES OF ASSETS, ETC. (a) The Borrower shall not sell or otherwise transfer, or permit any Subsidiary to sell or otherwise transfer, directly or indirectly (by merger or otherwise), any Mortgaged Property, UNLESS (i) at the time thereof and after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom; (ii) the consideration represents at least the fair value thereof (as determined by the Borrower in good faith); (iii) such consideration is not less than the fair market value as reflected in the appraisal thereof referred to in section 5.1(t);
         (iv) at least 90% of the consideration for such transaction consists of cash; and

         (v) contemporaneously with the completion of such transaction the Borrower prepays its Loans as contemplated by section 4.2(d).

                  (b) The Borrower shall not sell or otherwise transfer, or permit any Subsidiary to sell or otherwise transfer, directly or indirectly (by merger or otherwise), any other assets or Property (including, without limitation, any shares of capital stock of any Subsidiary) outside of the ordinary course of business, EXCEPT THAT (i) the foregoing restriction shall not apply to transfers by a Subsidiary of the Borrower to the Borrower or to a Wholly-Owned Subsidiary of the Borrower, or by the Borrower to a Wholly-Owned Subsidiary of the Borrower; (ii) if no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any Subsidiary may sell or otherwise transfer, outside of the ordinary course of business, assets or other Property, other than any Mortgaged Property, for consideration consisting of cash, stock, securities or other Property having a fair value at least equal to the assets or other Property so sold or otherwise transferred (as determined by the Borrower in good faith), PROVIDED that the net cash proceeds of any such sale or transfer are (A) reinvested in the business of the Borrower and its Subsidiaries within six months following receipt thereof, or (B) applied to the repayment, prepayment or other retirement of Indebtedness for Borrowed Money, or (C) to the extent not so reinvested or applied, are paid as a Distribution in accordance with section 8.3 hereof. The sale or other transfer by the Management Company or any of its Subsidiaries of any Property and the payment or prepayment by the Management Company or any of its Subsidiaries of any related loans or advances owed to the Borrower or any of its Subsidiaries, shall be considered a disposition of Property by the Borrower and its Subsidiaries for purposes of this section 8.8(b) and the net cash proceeds received by the Borrower or any of its Subsidiaries in respect of such loans and advances so paid or prepaid shall be subject to the PROVISO set forth in clause (ii) above.

         1.19. ACQUISITIONS. A new section 8.12 is added to the Credit Agreement, reading in its entirety as follows:

                  8.12. ACQUISITIONS. From and after November 1, 1998, the Borrower, its Subsidiaries, the Management Company and its Subsidiaries, considered as a combined entirety, will not purchase or otherwise acquire any additional developed or undeveloped land and/or buildings or other improvements thereto, not previously owned as of such date, EXCLUSIVE of (i) immaterial acquisitions, and (ii) acquisitions of undeveloped land adjacent to presently owned property, if made in anticipation of a prompt sale of such property and such adjacent land as an entirety in order to maximize the value to be realized from such presently owned property upon such prompt sale.

         1.20. REPRESENTATION AS TO ADVERSE CHANGES. Section 6.6 of the Credit Agreement is amended to read in its entirety as follows:

                  6.6. NO ADVERSE CHANGES. Since September 30, 1998, (i) no changes have occurred in the assets, liabilities or financial condition of the Borrower and its Subsidiaries considered as an entirety from those reflected in the Borrower's consolidated balance sheet as of such date which, individually or in the aggregate, have been materially adverse, and (ii) there has been no material and adverse development in the business or in the operations of the Borrower and its Subsidiaries considered as an entirety.

         1.21. LETTERS OF CREDIT. Section 2.1(b) of the Credit Agreement is amended by adding the following at the end thereof:

         In addition, and notwithstanding the foregoing provisions of this section 2.1, from and after November 1, 1998, no Letter of Credit may be issued, renewed or extended by a Letter of Credit Issuer with or to an expiry date later than June 30, 1999, and no Letter of Credit issued from and after November 1, 1998 shall contain any right of the beneficiary or account party to extend or renew the expiry date thereof beyond June 30, 1999.


         SECTION 2.        REPRESENTATIONS AND WARRANTIES.

         2.1. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that: (a) this Amendment has been duly authorized by all necessary organizational action on its part, has been duly executed and delivered by it, and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, SUBJECT to the qualifications specified in section 6.3(b) of the Credit Agreement; (b) its representations and warranties contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made; (c) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; (d) it is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party; and (e) the Borrower has furnished the Lenders with a true, correct and complete copy of the Borrower's Form 10-Q Quarterly Report for the fiscal period ended September 30, 1998, as filed with the SEC, and the financial statements included in such Form 10-Q Quarterly Report present fairly in all material respects the consolidated financial position of the Borrower and its Subsidiaries (as combined with the Management Company, if so presented) and the consolidated results of their operations (combined as aforesaid, if so presented), subject, to routine year-end audit adjustments.

         2.2. REPRESENTATIONS AND WARRANTIES OF THE MANAGEMENT COMPANY. The Management Company represents and warrants that: (a) this Amendment has been duly authorized by all necessary corporate action on its part, has been duly executed and delivered by it, and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, subject to the qualifications specified in section 6.3(b) of the Credit Agreement; (b) its representations and warranties contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made; (c) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; and (d) it is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party.


         SECTION 3.        EFFECTIVENESS.

         This Amendment shall become effective if and when, on a date (the "EFFECTIVE DATE"), on or prior to January 11, 1999, the following conditions shall be satisfied:

                  (a) this Amendment shall have been executed by the Borrower, the Management Company and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

                  (c) the Borrower shall have paid to the Administrative Agent, for PRO RATA distribution to the Lenders, an amendment fee in the amount of $825,000, which amount is equivalent to a rate of 75 basis points based on the Total Commitment of $110,000,000 provided for herein;

                  (d) on the Effective Date, the Borrower shall have prepaid Loans in an aggregate principal amount of at least $8,000,000; and as of the Effective Date, the aggregate principal amount of Loans then outstanding under the Credit Agreement shall not exceed $93,000,000; and

                  (e) the Canco Credit Agreement, and the Canco Put Agreement, shall each have been amended or otherwise modified in a manner acceptable to the Required Lenders, such that the Borrower, its Subsidiaries and Imperial Parking Limited can reasonably be expected to remain in compliance therewith without any adverse consequences of a change of control for a period extending through at least June 30, 1999.

The Administrative Agent shall notify the Borrower and each Lender in writing of the Effective Date.

         SECTION 4.        RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         SECTION 5.        MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. LIABILITY OF BORROWER'S TRUSTEES, ETC. Notwithstanding any provision of this Amendment to the contrary, this Amendment has been executed and delivered by a duly authorized officer of the Borrower, for and on behalf of the Borrower's trustees. The Administrative Agent and each Lender each acknowledges that neither the trustees of the Borrower, nor any additional or successor trustees of the Borrower, nor any beneficiary, officer, employee or agent of the Borrower, shall have any personal, individual liability hereunder or under any of the Loan Documents. The Administrative Agent and each Lender agrees to look solely to the Property and assets of the Borrower (and, where so provided herein or in any of the Loan Documents, to the Property and assets of the Management Company) for the satisfaction of all claims of any nature arising under or in connection with this Amendment.

         5.10. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.



FIRST UNION REAL ESTATE EQUITY                    FIRST UNION MANAGEMENT, INC.
AND MORTGAGE INVESTMENTS


BY:_____________________________                  By:_____________________________
        TITLE:                                            Title:
--------------------------------------------------------------------------------

NATIONAL CITY BANK,                               BANKERS TRUST COMPANY,
  individually and as Administrative Agent           individually and as Syndication Agent


By:_____________________________                  By:_____________________________
        Title:                                            Title:
-------------------------------------------------------------------------------

KEYBANK NATIONAL ASSOCIATION,                     MELLON BANK, N. A.
  individually and as Documentation Agent

                                                  By:_____________________________
By:_____________________________                          Title:
        Title:
--------------------------------------------------------------------------------

THE HUNTINGTON NATIONAL BANK                      FIRST MERIT BANK


By:_____________________________                  By:_____________________________
        Title:                                            Title:

-------------------------------------------------------------------------------